INTRODUCTION Net Asset Value is calculated as the market value of a company's assets less its liabilities and obligations. Net Asset Value is used by many investors in real estate companies because the value of company assets can be readily estimated, even for non-earning assets such as land or properties under development. Net Asset Value has the advantage of incorporating the investment decisions of the many thousands of real estate investors. It enhances comparability among companies that have differences in their accounting. It avoids distortions that can result from application of GAAP to investment properties and ownership structures. While Net Asset Value is not identical to liquidation value in that some costs and benefits are disregarded, it is often considered a floor with upside for any value ascribed to the operating platform. Net Asset Value also provides an objective basis for the perceived quality, or predictability, of future cash flows as well as their expected growth as these are factors considered by real estate investors. As a result, Net Asset Value can be a valuable starting point for projecting future earnings. 2

GENERAL DISCLOSURES The information provided in this presentation is intended to assist users in estimating Aimco’s Net Asset Value per share. This is not an offer to sell securities and does not constitute legal, tax, investment or other professional advice on any subject matter. Information provided is not all-inclusive and should not be relied upon as being all-inclusive. This presentation describes a process to calculate Aimco's estimated Net Asset Value per share as of September 30, 2018. This value will fluctuate over time. Aimco's estimated Net Asset Value per share is based upon subjective judgments, assumptions and opinions and includes certain risks and uncertainties. Risks and uncertainties include, but are not limited to: Aimco's ability to maintain current or meet projected occupancy, rental rates and property operating results; the effect of acquisitions, dispositions, redevelopments and developments; Aimco's ability to meet budgeted costs and timelines, and achieve budgeted rental rates related to its redevelopments and developments; and Aimco's ability to meet timelines and budgeted rental rates related to its lease-up properties. 3

GENERAL DISCLOSURES (CONTINUED) This Net Asset Value per share information is intended to measure Aimco’s value as a going concern, consistent with International Financial Reporting Standards (“IFRS”), and is not necessarily representative of the amount a stockholder could expect to receive in a liquidation event, now or in the future. Certain opportunities are excluded as are transaction costs, transfer taxes, income taxes, and any real estate tax adjustments that may impact the value a stockholder might receive and a buyer might ascribe to Aimco’s communities (see page 8). Aimco's estimated Net Asset Value is based on management's judgments, assumptions and opinions as of this date, and Aimco assumes no obligation to revise or update them to reflect future events or circumstances. Actual results may differ materially from management's forecasts as of this date and, in addition, will be affected by a variety of risks and factors, some of which are beyond Aimco's control, including, without limitation: • Real estate and operating risks, including fluctuations in real estate values and the general economic climate in the markets in which Aimco operates and competition for residents in such markets; national and local economic conditions, including the pace of job growth and the level of unemployment; the amount, location and quality of competitive new housing supply; the timing of acquisitions, dispositions, redevelopments and developments; and changes in operating costs, including energy costs; • Financing risks, including the availability and cost of capital markets financing; the risk that cash flows from operations may be insufficient to meet required payments of principal and interest; and the risk that our earnings may not be sufficient to maintain compliance with debt covenants; 4

GENERAL DISCLOSURES (CONTINUED) • Insurance risk, including the cost of insurance; and natural disasters and severe weather such as hurricanes; and • Legal and regulatory risks, including costs associated with prosecuting or defending claims and any adverse outcomes; the terms of governmental regulations that affect Aimco and interpretations of those regulations; and possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of apartment communities presently or previously owned by Aimco. In addition, Aimco's current and continuing qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code and depends on its ability to meet the various requirements imposed by the Internal Revenue Code, through actual operating results, distribution levels and diversity of stock ownership. Readers should carefully review Aimco's financial statements and the notes thereto, as well as the section entitled "Risk Factors" in Item 1A of Aimco's Annual Report on Form 10-K for the year ended December 31, 2017, and the other documents Aimco files from time to time with the Securities and Exchange Commission. 5

VALUATION METHODOLOGY Real Estate - Aimco estimated the value of its communities using methods management believes to be appropriate based on the characteristics of the communities. For valuation purposes, Aimco segregated its portfolio into the following categories: Stabilized Portfolio; Redevelopment Communities Under Construction; and Other Real Estate. Communities in these categories were valued as follows: • Stabilized Portfolio - includes 122 communities valued using a direct capitalization rate ("cap rate") method based on annualized 3Q 2018 property NOI, less a 2% management fee, and market cap rates. This valuation method was utilized for approximately 84% of real estate fair value. • Redevelopment Communities Under Construction - includes six communities valued based on discounting projected future cash flows. This valuation method was utilized for approximately 12% of real estate fair value. • Other Real Estate Portfolio - includes five recently acquired communities valued at purchase price and certain land investments at Aimco's carrying value. This valuation method was utilized for approximately 4% of real estate fair value. 6

VALUATION METHODOLOGY (CONTINUED) Other Tangible Assets - consist of cash, restricted cash, accounts receivable and other assets for which Aimco reasonably expects to receive cash through the normal course of operations. Debt - the fair value of Aimco's debt takes into account the duration of the property debt as well as its loan to value and debt service coverage. Other Tangible Liabilities - consist of accounts payable, accrued liabilities and other tangible liabilities Aimco reasonably expects to settle in cash through the normal course of operations. Preferred Equity - the fair value of Aimco's preferred equity includes a mark-to-market adjustment for listed securities based on their closing share price on September 30, 2018. 7

VALUATION METHODOLOGY (CONTINUED) Other Items of Note • Real estate values are based on Aimco's current uses and most importantly do not include the value of unused or underused land or air rights. • Real estate values generally do not take into consideration transaction costs or other items such as real estate tax adjustments that may impact the value a buyer might ascribe to Aimco's communities. • This calculation of Aimco’s Net Asset Value includes the value of assets less liabilities and obligations as of September 30, 2018 and does not include asset acquisitions or dispositions subsequent to September 30, 2018. • This calculation of Aimco’s Net Asset Value does not include the value of fee income such as property management revenues, or non-recurring investment management revenues. • This calculation of Aimco’s Net Asset Value does not consider enterprise value. • Additional details of Aimco's calculations and methodologies are included on the following pages. 8

September 30, 2018 Estimated Net Asset Value: $56 per share* $78 $1 -$23 Fair Value of Real Estate Fair Value of Other Tangible Fair Value of Leverage Assets and Liabilities Cash and restricted cash Carrying value of debt + Other tangible assets + Mark-to-market adjustment - Other tangible liabilities + Fair value of preferred equity Estimated NAV per share increased by $2 from the first quarter 2018 calculation. The increase in NAV as presented is primarily due to NOI growth. Fair Value of Real Estate: IFRS permit measurement of investment property at fair value. While Aimco does not report under IFRS, it believes the estimation of the fair value of real estate provided herein is determined consistently with IFRS requirements for investment properties. *Refer to additional details and disclosures beginning on page 11. 9

September 30, 2018 Estimated Fair Value of Real Estate: $78 per share* Stabilized Real Estate Portfolio Annualized 3Q 2018 NOI Less: Management fee of 2% of revenue Divided By: NOI cap rate of 4.96% Redevelopment Portfolio Cash flows discounted from property stabilization to September 30, 2018. Other Real Estate Portfolio Other Investments: Certain land valued at carrying value. Recent Acquisitions: Bent Tree community and the four Philadelphia communities valued at their purchase price. *Refer to additional details and disclosures beginning on page 11. 10

Fair Value of Real Estate as of September 30, 2018 ($M) Stabilized Portfolio NOI, less management fee $ 536 (1) NOI cap rate 4.96% (2) Stabilized Portfolio Value $ 10,806 Non-Stabilized Portfolio Redevelopment communities under construction $ 1,569 (3) Other Real Estate 483 (4) Non-Stabilized Portfolio Value $ 2,052 Fair Value of Real Estate $ 12,858 *Refer to Footnotes beginning on page 14. 11

Fair Value of Other Assets and Liabilities, Preferred Equity and Debt as of September 30, 2018 ($M) Consolidated Ownership Fair Value Amounts Adjustments (5) Adjustments Adjusted Amounts Other Tangible Assets Cash and cash equivalents $ 58 $ (2) $ — $ 56 Restricted cash 46 — — 46 Goodwill and other intangible assets 49 — (49) — (6) Other tangible assets 301 (13) — 288 Fair Value of Other Tangible Assets $ 454 $ (15) $ (49) $ 390 Other Tangible Liabilities Deferred income $ 35 $ — $ (35) $ — (7) Accounts payable 44 — — 44 Other tangible liabilities 164 (1) — 163 Fair Value of Other Tangible Liabilities $ 243 $ (1) $ (35) $ 207 Fair Value Other Tangible Assets and Liabilities, Net $ 211 $ (14) $ (14) $ 183 Preferred Equity Preferred noncontrolling interests in Aimco Operating Partnership $ 101 $ — $ — $ 101 Perpetual preferred stock 125 — 2 $ 127 (8) Fair Value of Preferred Equity $ 226 $ — $ 2 $ 228 Debt Non-recourse property debt $ 3,665 $ (10) $ (64) $ 3,591 Term loan, net — — — — Revolving credit facility borrowings — — — — Fair Value of Debt $ 3,665 $ (10) $ (64) $ 3,591 (9) Fair Value of Leverage $ 3,891 $ (10) $ (62) $ 3,819 *Refer to Footnotes beginning on page 14. 12

Net Asset Value as of September 30, 2018 ($M, except per share amounts) Fair Value of Real Estate $ 12,858 Fair Value of Other Tangible Assets and Liabilities, Net $ 183 Fair Value of Leverage $ (3,819) Net Asset Value $ 9,222 Total Shares, Units and Dilutive Share Equivalents Outstanding 166 (10) Net Asset Value per Share * $ 56 It bears repeating that this NAV per share calculation is made at a point in time and its result may be expected to fluctuate based on subsequent events. Many factors influence this calculation including operating results, changes in use or density, the broader economy, and alternative investment opportunities. Our methodology relies on CBRE reporting of cap rates applicable to transactions in 1H 2018 which incorporated the facts and circumstances then prevalent. If cap rates were to increase or decrease by 25 basis points, then Aimco’s GAV and NAV would change by ~$600M which equates to $3.50 per share. *Refer to Footnotes beginning on page 14. 13

Footnotes 1. Represents Stabilized Portfolio Proportionate Property NOI for the three months ended September 30, 2018, annualized, and adjusted for an assumed property management fee. Market property management fees range between 1.5% and 3.0% with larger, higher quality portfolios at the lower end of that range. For the purposes of this calculation of Net Asset Value, Aimco has assumed a 2% management fee. For the purposes of this calculation of Net Asset Value, 3Q 2018 Property NOI is multiplied by four to arrive at annualized Property NOI. Three Months Ended September 30, 2018 Consolidated Ownership Adjusted Stabilized Portfolio NOI ($000s) Amount Adjustments Adjustments Amounts Rental and other property revenues Same Store $ 149,561 $ (684) $ — $ 148,877 Acquisitions, Redevelopment and Development 62,662 (68) (33,489) a 29,105 Other Real Estate 11,426 563 — b 11,989 Total rental and other property revenues $ 223,649 $ (189) $ (33,489) $ 189,971 Less: Direct property operating expenses Same Store $ (39,246) $ 219 $ — $ (39,027) Acquisitions, Redevelopment and Development (19,961) 26 10,749 a (9,186) Other Real Estate (3,928) (120) 14 b (4,034) Total property operating expenses $ (63,135) $ 125 $ 10,763 $ (52,247) Property Net Operating Income $ 160,514 $ (64) $ (22,726) $ 137,724 Less: Assumed property management fee of 2% of revenue (4,473) 4 670 (3,799) Property Net Operating Income after 2% management fee $ 156,041 $ (60) $ (22,056) $ 133,925 Annualized Property Net Operating Income $ 624,164 $ (240) $ (88,224) $ 535,700 Refer to the following pages for explanation of adjustments for purposes of computing Stabilized Portfolio Property NOI. 14

Footnotes (continued) 1. (continued) a. Represents revenues and expenses related to six redevelopment communities currently under construction: Villas at Park La Brea, located in Los Angeles, California; Parc Mosaic, located in Boulder, Colorado; Flamingo South Beach, located in Miami Beach, Florida; Bay Parc, located in Miami, Florida; and Park Towne Place and The Sterling, both located in Center City Philadelphia, Pennsylvania. Also included in these adjustments are the revenue and expense items related to Bent Tree Apartments, located in Centreville, Virginia and purchased in February 2018; and the four communities located in Center City and University City, Philadelphia, Pennsylvania and purchased in May 2018. Aimco's redevelopment communities currently under construction are valued based on discounted cash flows as described in notes 3 and 4 starting on page 17. For the purposes of this Net Asset Value calculation, Villas at Park La Brea, Parc Mosaic, Flamingo South Beach, Bay Parc, Park Towne Place and The Sterling are included in Aimco's Redevelopment Portfolio value. For the purpose of this Net Asset Value calculation, Bent Tree Apartments and the Philadelphia portfolio are included in Other Real Estate Portfolio, valued at the purchased price. After excluding the results related to the communities described above, stabilized NOI related to redevelopment and development communities represents the results of operations from the following communities: the Palazzo at Park La Brea and Palazzo East at Park La Brea, located in Los Angeles, California; Broadway Lofts, located in San Diego, California; Saybrook Pointe, located in San Jose, California; Yorktown, located in Lombard, Illinois; One Canal, located in Boston, Massachusetts; Indigo, located in Redwood City, California; and Calhoun Beach Club, located in Minneapolis, Minnesota. b. Represents revenue and expenses related primarily to Aimco’s investment in land. Such properties are included in Aimco's Net Asset Value at their carrying value. 2. Represents Aimco's estimated current NOI cap rate for its Stabilized Portfolio, which was calculated by Aimco on a property- by-property basis, based primarily on information published by CBRE in its 1H 2018 Cap Rate Survey. CBRE is a nationally recognized provider of real estate data. Such Survey includes ranges of current cap rates based on the following community characteristics: market in which the community is located; infill or suburban location within the market; property quality grade; and whether the community is stabilized or value-add. In estimating the appropriate current cap rate for its Stabilized Portfolio, Aimco categorized communities in the portfolio using the framework described above and, using its judgment and detailed knowledge of each community’s condition and location, other than the exceptions noted below, Aimco selected an appropriate current cap rate from within the range provided in CBRE's Cap Rate Survey. The results of this analysis are detailed on the following page. 15

Footnotes (continued) 2. (continued) 3Q 2018 Stabilized Portfolio Range of CBRE Cap Rates for Aimco's Portfolio Average Average Revenue Rent as a per Percentage Average Aimco Apartment Apartment of Market Quality Selected Communities Homes Home Average Grade Low High Cap Rate Atlanta 5 817 $1,708 146% A 4.9% 5.6% 5.2% Bay Area 12 2,632 3,025 103% B 4.2% 4.7% 4.4% Boston 15 4,689 1,975 83% C+ 5.3% 6.2% 5.5% Chicago 10 3,246 1,669 116% B 5.3% 5.6% 5.6% Denver 7 1,925 1,647 117% B 5.0% 5.6% 5.3% Greater New York 18 1,040 3,432 107% B 4.6% 5.4% 4.4% a Greater Washington, DC 12 5,085 1,589 87% C+ 5.5% 6.2% 5.7% Los Angeles 12 4,097 3,010 152% A 4.2% 4.6% 4.3% Miami 3 873 2,257 145% A 4.3% 4.7% 4.5% Philadelphia 2 499 1,963 138% A 5.0% 5.5% 5.1% San Diego 12 2,423 1,917 104% B 4.8% 5.3% 5.4% b Seattle 2 239 2,313 125% A 4.8% 5.1% 4.9% Other Markets 12 3,756 1,741 118% B 5.2% 5.6% 5.4% Total/Weighted Average 122 31,321 $2,106 112% B 4.7% 5.3% 4.96% a. Aimco estimates the current NOI cap rates for its communities located in New York City are on average 20 basis points lower than the low end of the range of cap rates that is indicated by the results of Aimco's analysis using the CBRE Cap Rate Survey. Aimco believes this lower cap rate is appropriate because the Survey reflects cap rates for the New York City metro area while Aimco's portfolio is concentrated in Manhattan, where today's cap rates are lower. b. Based on the quality of its communities and locations within the market, Aimco estimates the current NOI cap rate for its San Diego portfolio is slightly higher than the high end of the range of cap rates indicated by the results of Aimco's analysis using the CBRE Cap Rate Survey. 16

Footnotes (continued) 3. Represents the value of six communities currently under redevelopment: Villas at Park La Brea, located in Los Angeles, California; Parc Mosaic, located in Boulder, Colorado; Flamingo South Beach & Bay Parc Plaza, located in Miami, Florida; and Park Towne Place and The Sterling, both located in Center City Philadelphia, Pennsylvania. Such communities are valued based on discounted cash flows using the following assumptions: a. Revenues: based on in-place rents, projected submarket rent growth to property stabilization based on the average of projections published by REIS and AXIOmetrics, and the completion of redevelopment or development. b. Expenses: estimated operating costs adjusted for inflation as projected by Moody's Economy.com; management fee equal to 2% of projected revenue. c. Cost to complete construction: based on current estimates. Please see Supplemental Schedule 10 to Aimco’s 3Q 2018 Earnings Release for additional information and descriptions of these redevelopments. d. Terminal value: based on current market cap rate plus 5 basis points per year from September 30, 2018, to property stabilization. e. Sales cost: 0.50% - 0.70% of terminal value. f. Discount rate: 6.30% - 6.40% depending on construction and lease-up progress at September 30, 2018. 17

Footnotes (continued) 4. Represents the recent acquisition of Bent Tree and the four communities in Philadelphia valued at purchase price, and certain land valued at carrying value. 5. Represents adjustments to reflect Aimco’s share of the financial results of unconsolidated real estate partnerships and to exclude the non-controlling interest partners’ share of the financial results of consolidated real estate partnerships. 6. For the purposes of this Net Asset Value calculation, no realizable value has been assigned to goodwill or other intangible assets. 7. Deferred income includes below market lease liabilities, which were recognized under GAAP in connection with purchase of the related apartment communities. Deferred income also includes cash received by Aimco in prior periods required under GAAP to be deferred upon receipt and recognized in income in future periods. For the purposes of this Net Asset Value calculation, Deferred Income is excluded and its impact on NAV is zero. 8. Represents the fair value of Aimco's preferred stock, which is estimated by Aimco as the closing stock price on September 30, 2018, less accrued dividends. Such accrued dividends are assumed to be accounted for in the closing stock price and these amounts are also included on Aimco's balance sheet in accrued liabilities. As such, an adjustment is made to the value of Aimco's preferred stock so as not to overstate the fair value of Aimco's liabilities and preferred stock on a combined basis. 9. Represents the carrying amount of Aimco’s debt. At September 30, 2018, Aimco’s debt had a mark-to-market asset of $64.0 million. The fair value of Aimco’s debt takes into account the duration of the property debt as well as its loan to value and debt service coverage. 10. Represents total shares of Aimco common stock, common partnership units of the Aimco Operating Partnership held by entities other than Aimco, and potential dilutive share equivalents outstanding, which information may be found in Supplemental Schedule 5b to Aimco’s 3Q 2018 Earnings Release. 18

Definitions AIMCO OPERATING PARTNERSHIP (OP): AIMCO Properties, L.P., a Delaware limited partnership, is the operating partnership in Aimco's UPREIT structure. Aimco owns approximately 95% of the common partnership units of the Aimco OP. PORTFOLIO QUALITY RATINGS: Aimco measures the quality of apartment communities in its Real Estate portfolio based on average rents of its apartment homes compared to local market average rents as reported by a third-party provider of commercial real estate performance and analysis. Under this rating system, Aimco classifies as “A” quality apartment communities those earning rents greater than 125% of the local market average, as “B” quality apartment communities those earning rents between 90% and 125% of the local market average; “C+” quality apartment communities those earning rents greater than $1,100 per month, but lower than 90% of the local market average; and “C” quality apartment communities those earning rents less than $1,100 per month and lower than 90% of the local market average. 19